Exhibit 99.1

Safe Harbor
Notice Regarding Forward Looking Statements
Certain matters being discussed in this presentation by Professional Diversity Network, Inc. (“Professional Diversity Network”,
“PDN”, or the “Company”) management include forward-looking statements within the meaning of safe harbor provision of the U.S. Private Securities Litigation Reform Act of 1995. All statements regarding Professional Diversity Network’s expected future financial position, results of operations, cash flows, business strategy, budgets, projected costs, capital expenditures, products, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include the words such as “expects,” “reaffirms” “intends,” “anticipates,” “plans,”
“believes,” “seeks,” “estimates,” “optimistic,” or variations of such words and similar expressions, are forward-looking statements. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including those described in the Company’s Annual Report on Form 10-K. Moreover, the Company operates in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for the Company to predict all risks, nor can the Company assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements the Company may make. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. The forward-looking statements discussed in this presentation speak only as of the date they were made and Professional Diversity Network does not assume any obligation to publicly update or revise any forward-looking statements for any reason.

Professional Diversity Network at a Glance
 • Headquartered in Chicago, founded in 2003 as iHispano.com
 • Operates in a highly-fragmented and large addressable diversity recruitment market
 • The Company has eight distinct diversity recruitment sites with total registered users in excess of 2.5 million
 • Recently completed an Initial Public Offering; Shares listed on NASDAQ under the trading symbol IPDN
 • Shares outstanding: 6.3 million shares

Why Professional Diversity Network?
 • LinkedIn‘s Diversity Recruitment Alliance Partner
 • Online recruitment revenue was $2.5 billion in 2011; Online diversity recruitment spending anticipated to be $350 Million in 2013
 • Seasoned management team committed to the future success of the company
 • Increasing growth of registered users across its networks
 • The advent of a multicultural majority in America; growth of the Hispanic population in the U.S.
 • Cultural networking is empowered via authentic online engagement, intimacy, and trust

- iHispano
- A Mighty River
- Out Professional Network
- Military 2 Career
- Womens Career Channel
- Pro Able
- Asian Career Network

Professional Networking Communities
Harnessing the Natural Affinity of Culture and Race
Professional Diversity Network
Over 2.5M members and growing

PDN & LinkedIn Diversity Recruitment

iHispano
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Why Professional Diversity Network?
 • Diversity recruitment is anticipated to increase at a faster rate compared to the general market recruitment revenue
 – Advent of the multi-cultural majority in America
 – Immigration reform legislation currently being discussed in Congress
 – Diversity recruitment is of critical importance to employers
 • Many businesses seek a diverse workforce to be EEO-OFCCP
 compliant and also to stay competitive
 • The Federal government requires diverse hiring practices by Federal agencies and Federal contractors and subcontractors

PDN Amplifies Cultural Professional Networking Membership Growth

2,500,000
2,000,000
1,500,000
1,000,000
500,000
0
12,000
85,000
80,000
235,000
362,000
711,000
606,844
1,116,790
926,914
1,235,845
2008
2009
2010
2011
2012
AMightyRiver
iHispano

1. Year ending December 31st of each year
2. Monthly average of a 12 month period
3. Monthly average of a 12 month period
Source: Google Analytics
97,000
315,000
1,073,000
1,723,634
2,162,759

73%
4%
14%
9%
Yes
Plan to begin this year
No
Don't know

Spending Less
No Change
Spending More
Social Media
Referrals
Internal Transfers
Job Boards
Campus Recruiting
3rd Party
2%
37%
46%
9%
56%
20%
4%
57%
15%
36%
41%
14%
16%
42%
13%
38%
31%
11%

Online Professional
Networking Growth

 • 89% of companies surveyed
 are using or planning to use
 social networking tools for
 recruitment
 • Many companies are
 increasing their spend on
 social networks for hiring
Preference Pattern of Mediums for Recruitment

Companies Response on Using Social Networks for Hiring

Source: Jobvite Social Recruiting Survey 2010

Our Networks:

- iHispano
- A Mighty River
- Womens Career Channel
- Pro Able
- Military 2 Career
- Out Professional Network
- Asian Career Network
- Professional Diversity Network

iHispano
Jobs People Groups Career Articles Education Join Login For Employers
iHispano The Latino Professional Network
Connect with Companies that are Recruiting Latino Talent
LinkedIn
&
iHispano
Put Our Latino Network to Work for You
Visit our partner group pages to learn more and connect
T-Mobile
sodexo

PDN Affinity Networking Communities

Inclusion & Diversity at The McGraw-Hill Companies

"Diversity is a core value of The McGraw-Hill Companies, and our commitment to a diverse work environment spans generations. Today, our reputation for integrity, quality and innovation depends on our ability to transform the diverse experiences, perspectives and ideas of our employees into outstanding information services and analysis that meet the financial, education and business needs of our customers worldwide.

I believe that we are at our best when the men and women of The McGraw-Hill Companies work and thrive in a dynamic environment where inclusion is encouraged, differences are respected, and diversity is of paramount importance."

Harold McGraw III
Chairman, President and CEO

Diversity Overview

Proven Solution
“The McGraw-Hill companies have worked with iHispano
since 2005 to increase their diversity talent pipeline of
candidates, and Professional Diversity Network is our
go-to solution to build a diverse work environment.”
-Peter Castillo
Senior Director, Talent Acquisition

Diversity Professional
Networking

 Professional Networking is
 amplified within cultures, races
 and affinity groups
 •  Single source diversity
                    recruitment strategy
 •  Eight online professional
                    diversity networks
 •  Diversity recruitment
                  advertising distribution
 •  50+ non-profits and
                  organizations
 •  Job postings integrated into
                   the social graph
 •  Diversity recruitment branding
 •  OFCCP recruitment component
Geographical Targeting
Occupational Targeting
Seven Online Professional Diversity Networks
Women Asian Hispanic Disabled Veteran LGBT Black
 Restaurant Staffing Field Supervising Support Staff

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Professional Networking
Platform Optimized for
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 • Desktop
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 • Mobile
Desktop
Mobile

Recent Operating Highlights
 • Year-over-year financial results in the first quarter of 2013 reflect transition to new strategic alliance partner, LinkedIn
 • Solid balance sheet supported by $20.5 million in cash and no debt
 • Strong liquidity position provides resources to support long-term growth strategy
 • Entered into several non-exclusive diversity job distribution relationships with leading cultural organizations, including the NAACP,
 National Hispanic Nurses Association and Accessible.org

Investment Highlights
 • PDN is a leader in the diversity recruitment space
 • Positioned to consolidate fragmented diversity recruitment
 • Professional networking platform, social recruitment, leading technology
 • Strong liquidity position will support the Company’s growth strategy
 • Experienced management team committed to success